UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2010

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2010, ThermoGenesis Corp. (the "Company") and BioParadox entered into a License and Distribution Agreement (the "Agreement"). Under the terms of the Agreement BioParadox will obtain exclusive world-wide rights for the use, research and commercialization of the Res-Q technology in the production of Platelet Rich Plasma ("PRP") in the diagnosis, treatment and prevention of cardiovascular disease. The term of the agreement will depend on the satisfaction by BioParadox of certain milestones, or the payment of extension fees. If certain delivery or financial metrics are not maintained, the Agreement requires the Company to place in escrow the detailed instructions for manufacturing the products. BioParadox will have the right to manufacture the product for the cardiac field for the term of the agreement in the event of a default by the Company, or if certain on-time delivery metrics or supply requirements are not met.

The foregoing description of the Agreement does not purport to be complete and is qualified in their entirety by reference to the complete text of the Agreement which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

For more information, see the Agreement attached as Exhibit 10.1 and the press release attached as Exhibit 99.1.

Cautionary Statement

A copy of the Agreement has been attached as an exhibit to this Report Form 8-K to provide investors with information regarding their terms. Except for its status as a legal document governing the contractual rights among the Company and BioParadox in relation to the transactions described in this Item 1.01, the Agreement is not intended to be a source of factual business or operational information about the Company, BioParadox or their respective businesses.

Item 9.01 Financial Statements and Exhibits.

10.1 License and Distribution Agreement between ThermoGenesis Corp. and BioParadox effective October 13, 2010.*

99.1 Press release dated October 19, 2010, titled "ThermoGenesis Announces Platelet Rich Plasma (PRP) Res-Q Cardiovascular Licensing Agreement".

* Portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

October 19, 2010	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: CFO & EVP, Business Development

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Exhibit Index

Exhibit No.	Description

10.1	License and Distribution Agreement between ThermoGenesis Corp. and BioParadox effective October 13, 2010*
99.1	Press release dated October 19, 2010, titled "ThermoGenesis Announces Platelet Rich Plasma (PRP) Res-Q Cardiovascular Licensing Agreement"

* Portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment